Praxis Mutual Funds

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Supplement dated February 20, 2024 (“Supplement”) to the

Summary Prospectus and Prospectus dated May 1, 2023

The Board of Trustees of the Praxis Mutual Funds (the “Board”) has approved an amendment to the Investment Advisory Agreement between the Praxis Mutual Funds and Everence Capital Management, Inc. (the “Adviser”) to implement a reduced fee schedule for the Praxis International Index Fund (the “Fund”). Effective January 1, 2024, the annual advisory fee rate for the Fund, calculated as a percentage of its average daily net assets, is as follows: 0.50% up to $100 million, 0.38% over $100 million up to $500 million, and 0.35% over $500 million.

As a result, the tables for the Praxis International Index Fund entitled “Fees and Expenses” and “Example” are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees[1]	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.55%	0.18%
Total Annual Fund Operating Expenses	1.21%	0.59%

[1]	Management Fees have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 642	$ 889	$ 1,155	$ 1,914
Class I	$ 60	$ 189	$ 329	$ 738

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

Praxis Mutual Funds

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Supplement dated February 20, 2024 (“Supplement”) to the

Statement of Additional Information dated May 1, 2023

The Board of Trustees of the Praxis Mutual Funds (the “Board”) approved an amendment to the Investment Advisory Agreement between the Praxis Mutual Funds and Everence Capital Management, Inc. (the “Adviser”) to implement a reduced fee schedule for the Praxis International Index Fund (the “Fund”), effective January 1, 2024. This change is described in the supplement to the Fund’s prospectus dated February 20, 2024. As a result, the Statement of Additional Information is revised as follows:

The third sentence in the first paragraph on page 21 under the Investment Adviser section is deleted and replaced with the following:

Investment advisory services are provided to the Funds by Everence Capital Management, Inc. (“Everence Capital Management” or the “Adviser”), pursuant to an Investment Advisory Agreement dated as of January 3, 1994, as amended, and renewed annually (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Funds, as described in the Prospectus. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund as set forth below:

Fund	Percentage of Average Daily Net Assets
Impact Bond Fund	0.40% up to $500 million, and 0.30% over $500 million
International Index Fund	0.50% up to $100 million, 0.38% over $100 million up to $500 million, and 0.35% over $500 million
Value Index Fund	0.30% up to $200 million, and 0.20% over $200 million
Growth Index Fund	0.30% up to $200 million, and 0.20% over $200 million
Small Cap Index Fund	0.30% up to $200 million, and 0.20% over $200 million
Genesis Growth Portfolio	0.05%
Genesis Balanced Portfolio	0.05%
Genesis Conservative Portfolio	0.05%

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE